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                                                                  Exhibit 10.m
                            CERTIFICATE OF RESOLUTION
                                       OF
                                  FIRST BANCORP

     I, ANNA G. HOLLERS, hereby certify that I am the duly elected and acting Secretary of First Bancorp, a North Carolina Company, and that the following is a true and correct copy of a series of resolutions duly adopted by the Board of Directors of said company at a meeting thereof held on the 17TH day of DECEMBER, 1996.

     "WHEREAS, the Company maintains a qualified 401(k) plan known as the First Bancorp Employees' Savings Plus and Profit Sharing Plan and further identified as plan number 001 (hereinafter referred to as the "Plan") for the exclusive benefit of its employees and their beneficiaries; and

     WHEREAS, section 13.02 of the Plan authorized the Company to amend the Plan; and

     WHEREAS, it is deemed desirable to amend the Plan effective January 1, 1996 to add discretionary Employer Matching Contributions; and

     WHEREAS, the Company has been presented with an amendment to add said language to the Plan.

     BE IT RESOLVED, that the Company hereby adopts said amendment to the Plan as presented hereto; and

     BE IT FURTHER RESOLVED, that the proper officers of this Company are hereby authorized and directed to execute such amendments on behalf of the Company."

IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 2ND day of JANUARY, 1997.


                                             /s/ ANNA G. HOLLERS
                                             -------------------------
                                             Secretary

/s/ PATRICIA McCORMICK
--------------------------
Witness